Long-term debt	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about borrowings [abstract]
Long-term debt	Long-term debt
(a)Details of long-term debt

As at December 31 (millions)	Note	2022	2021
Credit facility	(b)	$742	$941
Deferred debt transaction costs		(14)	(8)
		728	933
Lease liabilities	(c)	236	215
Long-term debt		$964	$1,148
Current		$83	$328
Non-current		881	820
Long-term debt		$964	$1,148
(b)Credit facility

	2022			2021
As at December 31 (millions)	Revolving component	Term loan component(1)	Total	Revolving component	Term loan component(1)	Total
Available(2)	$658	$600	$1,258	$716	N/A	$716
Outstanding
Due to TELUS Corporation	$10	43	53	16	71	87
Due to Other	132	557	689	118	736	854
	$142	$600	$742	$134	$807	$941
Total	$800	$1,200	$2,000	$850	$807	$1,657
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(1)In the fourth quarter of 2022, our interest rate swap derivative that converted our interest rate from floating rate to fixed rate 2.64% (2021 - 2.64%) plus applicable margins matured.
(2)Of the amounts available at December 31, 2022, $525 million of the revolving components and $600 million of the term loan components had a condition precedent of consummating the WillowTree acquisition, which occurred on January 3, 2023 (see Note 14(c)—Intangible assets and goodwill—Business acquisition subsequent to reporting period - WillowTree).
On December 20, 2022, we amended and expanded our total credit facility to $2 billion, comprised of an $800 million revolving component and an amortizing $1,200 million term loan component, maturing on January 3, 2028. Subsequent to year end, on January 3, 2023, the $600 million available balance under the term loan component was drawn, and the revolving component of our credit facility was increased to $505 million to fund our acquisition of WillowTree (see Note 14(c)—Intangible assets and goodwill—Business acquisition subsequent to reporting period - WillowTree). The credit facility is secured by our assets with a syndicate of financial institutions, which included TELUS Corporation as a lender under the credit facility.
As at December 31, 2022, the revolving and term loan components had an effective interest rate of 6.67%
(December 31, 2021 - 1.87%), which were based on the additional borrowings drawn by the Company on January 3, 2023.
The amended credit facility bears interest at prime rate, U.S. dollar base rate, a bankers’ acceptance rate or Term Secured Overnight Financing Rate (SOFR) (all such terms as used or defined in the amended credit facility), plus applicable margins. The amended credit facility contains customary representations, warranties and covenants, including two financial quarter-end ratio tests. Net Debt to EBITDA ratio must not exceed 4.25:1.00 for each quarter in fiscal 2023, 3.75:1.00 for each quarter in fiscal 2024 and 3.25:1.00 subsequently. The EBITDA to Debt Service (interest and scheduled principal repayment) ratio must not be less than 1.50:1.00, all as defined in the credit facility. If an acquisition with an aggregate cash consideration in excess of $250 million occurs in any twelve-month period, the maximum permitted Net Debt to EBITDA ratio per credit agreement may be increased by 0.50:1.00 and shall return to the then applicable Net Debt to EBITDA ratio after eight fiscal quarters.
The term loan component of our credit facility is subject to an amortization schedule requiring that 1.25% of the original principal advanced be repaid each quarter of the term of the agreement, with the balance due at maturity of
January 3, 2028. As at December 31, 2022, we had $1,258 million available under our credit facility, comprised of $658 million under the revolving component (December 31, 2021 - $716 million) and $600 million available under the term loan component.
As at December 31, 2022 and 2021, we were in compliance with all financial covenants, financial ratios and all of the terms and conditions of our long-term debt agreements.
(c)Lease liabilities
Leases are subject to amortization schedules, which results in the principal being repaid over various periods, including reasonably expected renewals. The weighted average interest rate on lease liabilities was approximately 5.81% as at December 31, 2022.
(d)Long-term debt maturities
Anticipated requirements to meet long-term debt repayments, calculated upon such long-term debts owing as at
December 31, 2022, are as follows:

Composite long-term debt denominated in	U.S dollars			European euros	Other currencies
Years ending December 31 (millions)	Long-term debt, excluding leases	Leases	Total	Leases	Leases	Total
2023	$23	$19	$42	$13	$28	$83
2024	30	11	41	12	21	74
2025	30	12	42	12	14	68
2026	30	13	43	8	12	63
2027	30	10	40	6	5	51
Thereafter	599	8	607	29	3	639
Future cash outflows in respect of composite long-term debt principal repayments	742	73	815	80	83	978
Future cash outflows in respect of associated interest and like carrying costs(1)	230	23	253	12	13	278
Undiscounted contractual maturities	$972	$96	$1,068	$92	$96	$1,256
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(1)Future cash outflows in respect of associated interest and carrying costs for amounts drawn under our credit facilities (if any) have been calculated based upon the rates in effect at December 31, 2022.